                                                                    EXHIBIT 99.3


                         SECTION 906 CERTIFICATION - CFO

In connection with the Annual Report of Plains Resources Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen A. Thorington, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

To the best of my knowledge, after reasonable investigation:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:  March 28, 2003.


                                              /s/ Stephen A. Thorington
                                         -----------------------------------
                                         Stephen A. Thorington
                                         Executive Vice President and
                                         Chief Financial Officer